UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 22, 2010

B Green Innovations, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	333-120490	20-1862731
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Highway 34, Matawan, NJ		07747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:       (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.	Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed

On October 22, 2010, the management of the Company decided that it would amend its financial statements for the year ended December 31, 2009 and for the quarters ended March 31 and June 30, 2010.  Therefore, based upon the foregoing, the financial statements for these periods should no longer be relied upon.

The amendments to the financial statements are being filed in order to:  (i) incorporate the Segment Data footnote and amend the description of our business to reflect the modification of the Segment Data footnote and (ii) to reverse accrued dividends which have not been declared.

The amendments to the financial statements were discussed with the Registrant’s independent accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B Green Innovations, Inc.

Date: November 16, 2010                                                                           By:    /s/ Jerome Mahoney
Jerome Mahoney
President and Chief Executive Officer